SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 14, 2003

                               IPEC HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


                NEVADA                                 0-30721                              87-0621339
    (State or other jurisdiction of                  (Commission                          (IRS Employer
            incorporation)                           File Number)                      Identification No.)


         NORTHGATE INDUSTRIAL PARK, 185 NORTHGATE CIRCLE, P.O. BOX 5311
                         NEW CASTLE, PENNSYLVANIA 16105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 377-4732

    RD #3, BOX 7-A, NORTHGATE INDUSTRIAL PARK, NEW CASTLE, PENNSYLVANIA 16105
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The registrant restated its financial statements as of December 31, 2002 and for the year then ended to account for the issuance of 200,000 common stock warrants in November 2002. The restatement decreased the net income for the fourth quarter and year ended December 31, 2002 by $148,200 and the basic net income per share by $0.01. Accordingly, the opening balances for the financial statements at March 31, 2003 and June 30, 2003 and for the three and six months then ended have also been restated.

         Reference is made to the registrant's amended Form 10-KSB for the fiscal year ended December 31, 2002, amended Form 10-QSB for the quarter ended March 31, 2003, and amended Form 10-QSB for the quarter ended June 30, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IPEC HOLDINGS INC.


November 14, 2003                    By:      /S/ SHAWN C. FABRY
                                        ---------------------------------
                                              Shawn C. Fabry
                                              Chief Financial Officer